Loan No. 500638

CARVEOUT PAYMENT GUARANTY

THIS CARVEOUT PAYMENT GUARANTY (this “Guaranty”) is made as of April 22, 2014, by the undersigned guarantor(s), having an address at 2221 Olympic Blvd., Walnut Creek, CA 94595 (individually and collectively, “Guarantor”), in favor of OPUS BANK, a California commercial bank, having an address at 131 W. Commonwealth Avenue, Fullerton, CA  92832 (together with its successors and assigns, “Lender”).

RECITALS

A.           Lender has agreed to make a loan (the “Loan”) in the principal amount of up to Twenty Million and No/100 Dollars (U.S. $20,000,000.00) to OWENS REALTY MORTGAGE, INC., a Maryland corporation (“Borrower”), pursuant to that certain Secured Revolving Credit Loan Agreement dated of even date herewith between Borrower and Lender (the “Loan Agreement”).  All initially capitalized terms used herein but not otherwise defined shall have the meaning set forth in the Loan Agreement.

B.           The Loan is evidenced by Borrower’s promissory note (the “Note”) dated the date of this Guaranty and payable to Lender, and is secured by the Security Instruments.

C.           The Loan Agreement, the Note, the Security Instruments and all other documents, instruments and agreements (other than, and specifically excluding, any environmental indemnity agreement) now in effect or hereafter entered into in connection with the Loan are referred to, collectively, as the “Loan Documents.” Notwithstanding anything to the contrary, no environmental indemnity agreement shall be a Loan Document as that term is used in this Guaranty.

D.           It is a condition to Lender’s agreement to make the Loan that Guarantor execute this Guaranty.

NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, Guarantor, intending to be legally bound, represents and warrants to Lender and covenants and agrees with Lender as follows:

AGREEMENT

1.  Unconditional Guaranty.  Guarantor unconditionally, absolutely and irrevocably assumes liability for, guarantees payment to Lender of, agrees to pay, protect, defend, save harmless and indemnify Lender from and against any and all loss, damage, cost, expense, liability, claim or other obligations incurred by Lender (including attorneys’ fees and costs reasonably incurred) arising out of the occurrence of or in connection with the following matters: (i) the amount of any income, proceeds or profits (including rents) of the Borrowing Base Collateral and any funds constituting a part of the Borrowing Base Collateral that are, at the time of receipt by Guarantor, required for the payment of operating expenses for the Borrowing Base Collateral (including the establishment of a reasonable reserve for this purpose) and/or required for the payment of amounts that are then due and payable under the Note; and that are not so used; (ii) any condemnation or insurance proceeds, or other similar funds or payments attributable to the Borrowing Base Collateral, that under the terms of the Loan Documents should have been paid to Lender but that have not been so paid to Lender; (iii) any tenant security deposits, advances or prepaid rents, or other similar sums that have been paid to Borrower or held for the account of Borrower by any other person or entity in connection with the operation of the Borrowing Base Collateral and that have not either been applied or refunded in accordance with the relevant lease or been paid over to Lender; (iv) the amount of any loss suffered by Lender as a result of misrepresentations or fraud by or on behalf of Borrower in connection with the Loan; (v) the amount of any loss suffered by Lender as a result of waste or gross mismanagement of the Borrowing Base Collateral by or permitted by Borrower; (vi) the amount of any loss suffered by Lender as a result of violations of any governmental statute, rule or regulation applicable to the Borrowing Base Collateral; (vii) the amount of any loss suffered by Lender as a result of any Transfer that is not a Permitted Transfer or as a result of any attempt by or on behalf of Borrower to hinder, delay or defeat Lender’s realization on its security for the Note after the occurrence and during the continuance of an Event of Default (including without limitation the filing of any bankruptcy or insolvency proceeding or action to enjoin foreclosure); (viii) relating to assets owned by Borrower prior to the date of this Guaranty and not added to the Borrowing Base Collateral; (ix) interest on the amounts described in clauses (i) through (x) of this Section 1 at the Default Rate; and (x) attorneys’ fees and other costs incurred by Lender in collecting any of the foregoing.  Guarantor will pay all such amounts when due, whether by acceleration or otherwise, together with all interest thereon (including, without limitation, any and all such amounts that would become due but for the effect of any bankruptcy or other insolvency proceedings).  All amounts and obligations guaranteed by Guarantor under this Guaranty are referred to, collectively, as the “Guaranteed Obligations.”

2.  Remedies.  If Guarantor fails promptly to perform its obligations under this Guaranty, Lender may from time to time, and without first requiring performance by Borrower or any other Person or exhausting any security for the Loan, bring any action at law or in equity or both to compel Guarantor to perform its obligations under this Guaranty, and to collect in any such action compensation for all loss, cost, damage, injury and expense sustained or incurred by Lender as a direct or indirect consequence of the failure of Guarantor to perform such obligations, together with interest thereon at the rate of interest applicable to the principal balance of the Note.  Any amounts due under this Section 2 will be in addition to the amounts due under Section 1 of this Guaranty.  This Guaranty is a guaranty of payment not merely a guaranty of collection.  Notwithstanding anything contained in this Guaranty or the other Loan Documents to the contrary, this Guaranty and all obligations of Guarantor arising under it will not be secured by the Security Instruments or by any lien or security interest encumbering the Borrowing Base Collateral.

3.  Rights of Lender.  Guarantor authorizes Lender, without giving notice to Guarantor or obtaining Guarantor’s consent and without affecting the liability of Guarantor, from time to time to:  (a) renew or extend all or any portion of Borrower’s obligations under the Loan Agreement, the Note, or any of the other Loan Documents or delay the enforcement thereof for any period of time; (b) declare all amounts owing to Lender under the Loan Agreement, the Note, and the other Loan Documents due and payable upon the occurrence of an Event of Default; (c) agree to changes in the dates specified for payment of any amounts payable under the Loan Agreement, the Note or any of the other Loan Documents; (d) otherwise agree to modify, amend, waive, supplement or replace from time to time the terms of any of the Loan Documents in any manner; (e) take and hold security for the performance of Borrower’s obligations under the Loan Agreement, the Note or the other Loan Documents and exchange, enforce, waive, fail to perfect its interest in, or release any such security; (f) apply such security and direct the order or manner of sale thereof as Lender in its sole discretion may determine; (g) release, substitute or add any one or more indorsers of the Note or guarantors of any or all of the Guaranteed Obligations; (h) apply payments received by Lender from Borrower or any other Person liable for the Loan to any obligations of the payor to Lender, in such order as Lender may determine in its sole discretion, whether or not any such obligations are covered by this Guaranty; and (i) assign this Guaranty in whole or in part.

4.  Waivers.

4.1  Guarantor waives: (a) any defense based upon any legal disability or other defense of Borrower or any other Person, or by reason of the cessation or limitation of the liability of Borrower or any other Person from any cause other than full payment of all of the Guaranteed Obligations; (b) any defense based upon any lack of capacity of Borrower or any lack of authority of the officers, directors, partners, members, managers, trustees, attorneys in fact or agents acting or purporting to act on behalf of Borrower or any principal of Borrower or any defect in the formation of Borrower or any principal of Borrower (and Lender shall have no obligation to inquire into any of the foregoing); (c) any defense based upon the application by Borrower of the proceeds of the Loan for purposes other than the purposes represented by Borrower to Lender or Guarantor or intended or understood by Lender or Guarantor; (d) all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed Guarantor’s rights of subrogation and reimbursement against Borrower or any other Person; (e) any defense based upon Lender’s failure to disclose to Guarantor any information concerning Borrower’s financial condition or any other circumstances bearing on Borrower’s ability to pay the Guaranteed Obligations; (f) any defense based upon any statute or rule of law providing that the obligation of a surety must be neither larger in amount nor in any other respect more burdensome than that of a principal; (g) any and all claims for subrogation, reimbursement, indemnification or contribution against Borrower, any general partner of Borrower or any other Person or any collateral or security for the Guaranteed Obligations until the Guaranteed Obligations have been indefeasibly paid and satisfied in full; (h) acceptance of this Guaranty by Lender; (i) any defense based upon Lender’s election, in any proceeding instituted under Title 11 of the United States Code, as amended from time to time and any successor statute and all rules promulgating thereafter (the “Bankruptcy Code”); (j) presentment, demand, protest and notice of any kind; and (k) the benefit of any statute of limitation affecting the liability of Guarantor under, or the enforcement of, this Guaranty.  Guarantor agrees any act or event that tolls any statute of limitation applicable to the Guaranteed Obligations will similarly operate to toll any statute of limitation applicable to Guarantor’s liability under this Guaranty.

4.2  Guarantor waives all rights and defenses that Guarantor may have because the Borrower’s obligations with respect to the Loan are secured by real property.  This means, among other things: (a) Lender may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and (b) if Lender forecloses on any real property collateral pledged by Borrower: (i) the amount of the Guaranteed Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Guaranteed Obligations are secured by real property.

4.3  Without limiting the generality of subsections 4.1 or 4.2 above or any other provision of this Guaranty, Guarantor further expressly waives to the extent permitted by law any and all rights and defenses, including without limitation any rights of subrogation, reimbursement, indemnification and contribution, that might otherwise be available to Guarantor under California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433, or under California Code of Civil Procedure Sections 580a, 580b, 580d and 726, or any of such sections.

5.  Representations, Warranties and Covenants.  Guarantor represents, warrants and acknowledges to and for the benefit of Lender that:  (i) Lender would not make the Loan but for this Guaranty; (ii) there are no conditions precedent to the effectiveness of this Guaranty; (iii) Guarantor has established adequate means of obtaining from sources other than Lender, on a continuing basis, financial and other information pertaining to Borrower’s financial condition, the Borrowing Base Collateral and Borrower’s activities relating thereto and the status of Borrower’s performance of the Guaranteed Obligations, and Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances that might in any way affect Guarantor’s risks under this Guaranty and Lender has made no representation to Guarantor as to any such matters; (iv) the most recent financial statements of Guarantor previously delivered to Lender are true and correct in all material respects, such financial statements fairly present the financial condition of Guarantor as of the respective dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since such dates; (v) Guarantor will timely provide Lender with all financial statements, reports and other information Borrower is required to provide to Lender with respect to Guarantor pursuant to the Loan Agreement or any other provision of the Loan Documents; and (vi) Guarantor has had the opportunity to review the Loan Documents and discuss them with an attorney of Guarantor’s choosing and has done so to Guarantor’s satisfaction or has voluntarily declined to do so.

6.  Subordination.  Any indebtedness of Borrower to Guarantor now or hereafter existing (including, but not limited to, any rights to subrogation Guarantor may have as a result of any payment by Guarantor under this Guaranty), together with any interest thereon, shall be, and such indebtedness is, hereby deferred, postponed and subordinated to the prior payment in full of the Loan.  Until payment in full of the Loan (and including interest accruing on the Note after the commencement of a proceeding by or against Borrower under the Bankruptcy Code, which interest the parties agree shall remain a claim that is prior and superior to any claim of Guarantor notwithstanding any contrary practice, custom or ruling in cases under the Bankruptcy Code generally), Guarantor agrees not to accept any payment or satisfaction of any kind of indebtedness of Borrower to Guarantor and hereby assigns such indebtedness to Lender, including the right to file proof of claim and to vote thereon in connection with any such proceeding under the Bankruptcy Code, including the right to vote on any plan or reorganization.  Further, if Guarantor shall comprise more than one person, firm or corporation, Guarantor agrees that until such payment in full of Debt, (a) no one of them shall accept payment from the others by way of contribution on account of any payment made hereunder by such party to Lender, (b) no one of them will take any action to exercise or enforce any rights to such contribution, and (c) if any of Guarantor should receive any payment, satisfaction or security for any indebtedness of Borrower to any of Guarantor or for any contribution by the others of Guarantor for payment made hereunder by the recipient to Lender, the same shall be delivered to Lender in the form received, endorsed or assigned as may be appropriate for application on account of, or as security for, the Debt and until so delivered, shall be held in trust for Lender as security for the Debt.

7.  Disclosure of Information; Participations, Etc.  Guarantor agrees that Lender may elect, at any time, to sell, assign, participate or securitize all or any portion of Lender’s rights and obligations under the Loan Documents.  Guarantor agrees that Lender may disseminate any and all information pertaining to the Borrowing Base Collateral, Borrower, Guarantor or any other guarantor to any relevant Person in connection with any such transaction.

8.  Additional and Independent Obligations. The obligations of Guarantor under this Guaranty are in addition to, and do not limit or in any way affect, the obligations of Guarantor under any other existing or future guaranties.  This Guaranty is independent of the obligations of Borrower under the Loan Agreement, the Note and the other Loan Documents.  Nothing contained in this Guaranty will prevent Lender from suing to collect on the Note or from exercising concurrently or successively any rights available to it under applicable law or any of the Loan Documents, and that the exercise of any of such rights will not constitute a legal or equitable discharge of Guarantor.  Guarantor hereby authorizes and empowers Lender to exercise, in its sole discretion, any rights and remedies, or any combination thereof, that may then be available, because it is the intent and purpose of Guarantor and Borrower that the obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances.  Lender may bring a separate action to enforce the provisions of this Guaranty against Guarantor without taking action against Borrower or any other Person or joining Borrower or any other Person as a party to such action.

9.  Miscellaneous.

9.1  Attorneys’ Fees; Enforcement.  If any attorney is engaged by Lender to enforce or defend any provision of this Guaranty, or any of the other Loan Documents, or as a consequence of any Event of Default under the Loan Documents, with or without the filing of any legal action or proceeding (including any bankruptcy or other insolvency proceeding and including all post-judgment collection proceedings), Guarantor shall pay to Lender immediately upon demand all reasonable attorneys’ fees and costs incurred by Lender in connection therewith, together with interest thereon, from the date Lender pays such amounts until they are repaid to Lender, at the rate of interest applicable from time to time to the principal balance of the Note (and if more than one such rate applies to the principal balance at any one time, the highest such rate shall be used for purposes of this Section).

9.2  Certain Definitions and Rules of Construction.  The word “Borrower” as used in this Guaranty includes both the named Borrower and any other Person at any time assuming or otherwise becoming primarily liable for all or any part of the obligations of the named Borrower under the Note, the Security Instruments and the other Loan Documents.  If this Guaranty is executed by more than one Person, the term “Guarantor” includes all such Persons.  As used in this Guaranty, the term “Person” means any individual, corporation, limited or general partnership, limited liability company, trust or trustee(s) acting with respect to property held in trust, governmental agency or body, or other legal entity. When the context and construction so require, all words used in the singular will be deemed to have been used in the plural and vice versa.  All headings appearing in this Guaranty are for convenience only and will be disregarded in construing this Guaranty.  All references in this Guaranty to the Loan Agreement, the Note, the Security Instruments or any other document include the same as now in effect and as it may be modified, amended, restated, supplemented, extended, replaced or consolidated.

9.3  Governing Law.  This Guaranty shall be governed by, and construed in accordance with, the laws of the state of California, without regard to its conflict of laws principles.

9.4  Consent to Jurisdiction.  Guarantor irrevocably submits to the jurisdiction of any state or federal court sitting in the state of California over any suit, action, or proceeding arising out of or relating to this Guaranty, the Loan Documents or the Loan.  Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

9.5  Successors and Assigns.  The provisions of this Guaranty shall bind and benefit the heirs, executors, administrators, legal representatives, successors and assigns of Guarantor and Lender.

9.6  Joint and Several Liability.  The liability of all Persons who are in any manner obligated under this Guaranty shall be joint and several with one another and with all other guarantors, if any, of the Guaranteed Obligations.  Guarantor’s liability under this Guaranty is fully recourse in nature.

9.7  Severability.  If any provision of this Guaranty is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion will be deemed severed from this Guaranty and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been part of this Guaranty.

9.8  Survival.  This Guaranty shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the exercise of any remedy by Lender under the Security Instruments or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or otherwise must be returned by Lender due to the insolvency, bankruptcy or reorganization of the payor, or for any other reason, all as though such payment to Lender had not been made.

9.9  Counterparts.  This Guaranty may be executed in counterparts, each of which shall be deemed an original, and all such counterparts when taken together will constitute but one agreement.

9.10  Entire Agreement; Amendments.  This Guaranty and the other Loan Documents represent the final expression of the entire agreement of the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties.  All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Guaranty and the other Loan Documents.  Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in that agreement.

9.11  Waiver Of Jury Trial.  TO THE FULLEST EXTENT PERMITTED BY LAW EACH OF GUARANTOR AND LENDER (FOR ITSELF AND ITS SUCCESSORS, ASSIGNS AND PARTICIPANTS) WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON, ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS PROVIDED FOR HEREIN OR THEREIN, IN ANY LEGAL ACTION OR PROCEEDING OF ANY TYPE BROUGHT BY ANY PARTY TO ANY OF THE FOREGOING AGAINST ANY OTHER SUCH PARTY, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT SITTING WITHOUT A JURY.

9.12  Dispute Resolution.  This Guaranty hereby incorporates any alternative dispute resolution agreement previously, concurrently, or hereafter executed between Borrower and Lender, and such shall not prevent Lender from enforcing any rights or remedies against any collateral securing the Note or the Guaranteed Obligations.

 [Remainder of page intentionally left blank]

DATED as of the date first set forth above.

GUARANTOR:

_________________________________
WILLIAM C. OWENS, in his individual
capacity and in his capacity as sole trustee
of the Owens Trust

 [Signature Page to Carveout Payment Guaranty]

STATE OF CALIFORNIA

COUNTY OF ______________

On ________________________,  ________, before me, ____________________________________________
(here insert name and title of the officer)

personally appeared  _________________________________________________________________________
who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.                                                                                                           [SEAL]

Signature: ______________________________

STATE OF CALIFORNIA

COUNTY OF ______________

On ________________________, ________, before me, ____________________________________________
(here insert name and title of the officer)

personally appeared _________________________________________________________________________

who proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.                        [SEAL]

Signature: ______________________________